Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

REVISED SUPPLEMENTAL QUARTERLY SEGMENT INFORMATION – 2016 QUARTERLY INFORMATION

(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, investment management and cash management products and services to consumer and small business customers within our primary geographic markets. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. The branch network is located primarily in Pennsylvania, Ohio, New Jersey, Michigan, Illinois, Maryland, Indiana, Florida, North Carolina, Kentucky, Washington, D.C., Delaware, Virginia, Georgia, Alabama, Missouri, Wisconsin and South Carolina. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to government agency and/or third-party standards, and either sold, servicing retained, or held on our balance sheet. Our mortgage servicing operation performs all functions related to servicing residential mortgage loans for investors and for loans we own. Brokerage, investment management and cash management products and services include managed accounts, education accounts, retirement accounts and trust and estate services.

Corporate & Institutional Banking provides lending, treasury management, and capital markets-related products and services to mid-sized and large corporations, government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services, funds transfer services, information reporting and global trade services. Capital markets-related products and services include foreign exchange, derivatives, securities, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are generally provided within our primary geographic markets, with certain products and services offered nationally and internationally.

Asset Management Group includes personal wealth management for high net worth and ultra high net worth clients and institutional asset management. Wealth management products and services include investment and retirement planning, customized investment management, private banking, tailored credit solutions, and trust management and administration for individuals and their families. Our Hawthorn unit provides multi-generational family planning including wealth strategy, investment management, private banking, tax and estate planning guidance, performance reporting and personal administration services to ultra high net worth families. Institutional asset management provides advisory, custody administration and retirement administration services. The business also offers PNC proprietary mutual funds and investment strategies. Institutional clients include corporations, unions, municipalities, non-profits, foundations and endowments, primarily located in our geographic footprint.

BlackRock, in which we hold an equity investment, is a leading publicly traded investment management firm providing a broad range of investment and risk management services to institutional and retail clients worldwide. Using a diverse platform of active and index investment strategies across asset classes, BlackRock develops investment outcomes and asset allocation solutions for clients. Product offerings include single- and multi-asset class portfolios investing in equities, fixed income, alternatives and money market instruments. BlackRock also offers an investment and risk management technology platform, risk analytics and advisory services and solutions to a broad base of institutional investors. Our equity investment in BlackRock provides us with an additional source of noninterest income and increases our overall revenue diversification. BlackRock is a publicly traded company, and additional information regarding its business is available in its filings with the Securities and Exchange Commission (SEC). At December 31, 2016, our economic interest in BlackRock was 22%.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Summary of Business Segment Income and Revenue (Unaudited) (a)

	Three months ended
In millions	December 31	September 30	June 30	March 31
Income (Loss)	2016	2016	2016	2016
Retail Banking	$228	$224	$328	$243
Corporate & Institutional Banking	545	509	457	398
Asset Management Group	55	58	48	49
BlackRock	142	144	132	114
Other (b)	77	71	24	139

Net income	$1,047	$1,006	$989	$943

Revenue
Retail Banking	$1,775	$1,816	$1,858	$1,755
Corporate & Institutional Banking	1,393	1,352	1,344	1,258
Asset Management Group	288	294	289	280
BlackRock	185	189	170	141
Other (b)	233	178	133	231

Total revenue	$3,874	$3,829	$3,794	$3,665

(a)	Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors. We periodically refine our internal methodologies as management reporting practices are enhanced. In the first quarter of 2017, we made certain adjustments to our internal funds transfer pricing methodology primarily relating to weighted average lives of certain non-maturity deposits. This change in methodology affected business segment results, primarily adversely impacting net interest income for Corporate & Institutional Banking and Retail Banking, offset by increased net interest income in Other.
(b)	Other includes residual activities that do not meet the criteria for disclosure as a separate reportable business, such as gains or losses related to BlackRock transactions, integration costs, asset and liability management activities including net securities gains or losses, other-than-temporary impairment of investment securities and certain trading activities, exited businesses, non-strategic consumer loan portfolios, private equity investments, intercompany eliminations, most corporate overhead, tax adjustments that are not allocated to business segments and differences between business segment performance reporting and financial statement reporting (GAAP), including the presentation of net income attributable to noncontrolling interests as the segments’ results exclude their portion of net income attributable to noncontrolling interests.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Retail Banking (Unaudited) (a)

	Three months ended
	December 31	September 30	June 30	March 31
Dollars in millions	2016	2016	2016	2016
Income Statement
Net interest income	$1,120	$1,136	$1,133	$1,122
Noninterest income	655	680	725	633

Total revenue	1,775	1,816	1,858	1,755
Provision for credit losses	87	102	36	72
Noninterest expense	1,328	1,359	1,305	1,299

Pretax earnings	360	355	517	384
Income taxes	132	131	189	141

Earnings	$228	$224	$328	$243

Average Balance Sheet
Loans held for sale	$1,060	$1,050	$855	$801
Loans
Consumer
Home equity	$25,768	$26,005	$26,308	$26,743
Automobile	11,868	11,353	10,978	10,787
Education	5,289	5,454	5,642	5,865
Credit cards	5,099	4,943	4,788	4,722
Other	1,762	1,781	1,792	1,823

Total consumer	49,786	49,536	49,508	49,940
Commercial and commercial real estate	11,082	11,201	11,562	11,801
Residential mortgage	11,169	10,798	10,486	10,268

Total loans	$72,037	$71,535	$71,556	$72,009
Total assets	$86,133	$85,789	$85,348	$86,213

Deposits
Noninterest-bearing demand	$29,422	$28,871	$28,165	$26,980
Interest-bearing demand	39,170	38,494	38,850	37,815
Money market	41,009	43,155	45,983	49,336
Savings	32,111	29,268	26,128	21,780
Certificates of deposit	14,150	14,601	15,018	15,320

Total deposits	$155,862	$154,389	$154,144	$151,231

Performance Ratios
Return on average assets	1.05%	1.04%	1.54%	1.14%
Noninterest income to total revenue	37%	37%	39%	36%
Efficiency	75%	75%	70%	74%

(a)	See note (a) on page 2.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Retail Banking (Unaudited) (Continued)

	Three months ended
	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2016	2016	2016	2016
Supplemental Noninterest Income Information
Consumer services	$269	$267	$271	$254
Brokerage	$73	$73	$74	$75
Residential mortgage	$142	$160	$165	$100
Service charges on deposits	$165	$168	$155	$151

Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$125	$126	$126	$125
Serviced portfolio acquisitions	$3	$5	$6	$5
MSR asset value (b)	$1.2	$.8	$.8	$.9
MSR capitalization value (in basis points) (b)	94	65	61	69
Servicing income: (in millions)
Servicing fees, net (c)	$42	$45	$50	$55
Mortgage servicing rights valuation, net of economic hedge	$35	$30	$35	$(8)
Residential mortgage loan statistics
Loan origination volume (in billions)	$3.0	$3.1	$2.6	$1.9
Loan sale margin percentage	2.79%	3.33%	3.42%	3.21%
Percentage of originations represented by:
Purchase volume (d)	33%	41%	48%	40%
Refinance volume	67%	59%	52%	60%

Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	51%	50%	48%	47%
Digital consumer customers (f)	60%	59%	57%	56%
Credit-related statistics
Nonperforming assets	$1,257	$1,220	$1,255	$1,298
Net charge-offs	$90	$89	$74	$97
Other statistics
ATMs	9,024	9,045	8,993	8,940
Branches (g)	2,520	2,600	2,601	2,613
Universal branches (h)	526	475	467	362
Brokerage account client assets (in billions) (i)	$44	$44	$44	$43

(a)	Represents mortgage loan servicing balances for third parties and the related income.
(b)	Presented as of period end, except for customer-related statistics which are averages and residential mortgage loan statistics and net charge-offs which are for the three months ended.
(c)	Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan prepayments and loans that were paid down or paid off during the period.
(d)	Mortgages with borrowers as part of residential real estate purchase transactions.
(e)	Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)	Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)	Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)	Included in total branches, represents branches operating under our Universal model.
(i)	Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Corporate & Institutional Banking (Unaudited) (a)

	Three months ended
	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2016	2016	2016	2016
Income Statement
Net interest income	$864	$826	$805	$817
Noninterest income	529	526	539	441

Total revenue	1,393	1,352	1,344	1,258
Provision for credit losses (benefit)	(3)	8	70	102
Noninterest expense	567	565	557	533

Pretax earnings	829	779	717	623
Income taxes	284	270	260	225

Earnings	$545	$509	$457	$398

Average Balance Sheet
Loans held for sale	$965	$994	$801	$708
Loans
Commercial	$90,816	$89,146	$88,426	$87,324
Commercial real estate	27,124	26,990	26,630	25,959
Equipment lease financing	7,398	7,463	7,570	7,420

Total commercial lending	125,338	123,599	122,626	120,703
Consumer	352	399	445	503

Total loans	$125,690	$123,998	$123,071	$121,206
Total assets	$142,325	$141,550	$140,056	$137,270

Deposits
Noninterest-bearing demand	$49,772	$47,801	$45,984	$48,715
Money market	22,569	23,068	22,230	22,298
Other	16,190	15,116	13,036	11,391

Total deposits	$88,531	$85,985	$81,250	$82,404

Performance Ratios
Return on average assets	1.52%	1.43%	1.31%	1.18%
Noninterest income to total revenue	38%	39%	40%	35%
Efficiency	41%	42%	41%	42%

Other Information
Commercial loan servicing portfolio (in billions) (b) (c)	$487	$461	$459	$453
Consolidated revenue from: (d)
Treasury Management (e)	$358	$347	$328	$315
Capital Markets (e)	$208	$213	$235	$152
Commercial mortgage banking activities
Commercial mortgage loans held for sale (f)	$50	$27	$24	$26
Commercial mortgage loan servicing income (g)	62	62	62	62
Commercial mortgage servicing rights valuation, net of economic hedge (h)	22	1	20	1

Total	$134	$90	$106	$89
Average Loans (by C&IB business)
Corporate Banking	$52,920	$51,904	$51,189	$49,533
Real Estate	37,262	36,721	36,193	35,784
Business Credit	14,741	14,772	14,865	14,672
Equipment Finance	12,096	11,771	11,784	11,652
Commercial Banking	6,914	7,074	7,269	7,384
Other	1,757	1,756	1,771	2,181

Total average loans	$125,690	$123,998	$123,071	$121,206
Net carrying amount of commercial mortgage servicing rights (c)	$576	$473	$448	$460
Credit-related statistics:
Nonperforming assets (c)	$691	$712	$802	$760
Net charge-offs	$17	$65	$60	$38

(a)	See note (a) on page 2.
(b)	Represents loans serviced for PNC and others.
(c)	Presented as of period end.
(d)	Represents consolidated PNC amounts.
(e)	Includes amounts reported in net interest income, corporate service fees and other noninterest income.
(f)	Includes other noninterest income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, and gains on sale of loans held for sale and net interest income on loans held for sale.
(g)	Includes net interest income and noninterest income, primarily in corporate services fees, from loan servicing and ancillary services, net of changes in fair value on commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(h)	Includes amounts reported in corporate service fees.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6

Asset Management Group (Unaudited) (a)

	Three months ended
	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2016	2016	2016	2016
Income Statement
Net interest income	$73	$74	$76	$77
Noninterest income	215	220	213	203

Total revenue	288	294	289	280
Provision for credit losses (benefit)	(6)	(3)	6	(3)
Noninterest expense	207	206	206	206

Pretax earnings	87	91	77	77
Income taxes	32	33	29	28

Earnings	$55	$58	$48	$49

Average Balance Sheet
Loans
Consumer	$5,266	$5,350	$5,501	$5,630
Commercial and commercial real estate	738	721	769	788
Residential mortgage	1,137	1,069	1,023	1,003

Total loans	$7,141	$7,140	$7,293	$7,421
Total assets	$7,597	$7,588	$7,756	$7,887

Deposits
Noninterest-bearing demand	$1,497	$1,426	$1,393	$1,407
Interest-bearing demand	3,844	3,845	4,085	4,280
Money market	3,682	3,850	4,229	4,758
Savings	3,113	2,524	2,002	1,563
Other	272	275	279	275

Total deposits	$12,408	$11,920	$11,988	$12,283

Performance Ratios
Return on average assets	2.87%	3.03%	2.48%	2.52%
Noninterest income to total revenue	75%	75%	74%	73%
Efficiency	72%	70%	71%	74%

Other Information
Nonperforming assets (b)	$53	$51	$48	$54
Net charge-offs	$2	$1	$2	$4

Client Assets Under Administration (in billions) (b) (c) (d)
Discretionary client assets under management	$137	$138	$135	$135
Nondiscretionary client assets under administration	129	128	126	125

Total	$266	$266	$261	$260

Discretionary client assets under management
Personal	$85	$85	$84	$84
Institutional	52	53	51	51

Total	$137	$138	$135	$135

Equity	$73	$73	$72	$72
Fixed income	39	40	40	40
Liquidity/Other	25	25	23	23

Total	$137	$138	$135	$135

(a)	See note (a) on page 2.
(b)	As of period end.
(c)	Excludes brokerage account client assets.
(d)	As a result of certain investment advisory services performed by one of our registered investment advisors, certain assets are reported as both discretionary client assets under management and nondiscretionary client assets under administration. The amount of such assets was approximately $9 billion, $9 billion, $9 billion, and $7 billion as of December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.